UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K/A
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 30, 2019
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 30, 2019, Evolent Health, Inc. ("Evolent" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on December 30, 2019, the Company closed its investment in University Health Care, Inc., d/b/a Passport Health Plan, a Kentucky nonprofit corporation (“Passport”). This Form 8-K/A is being filed solely for the purpose of amending the Original Form 8-K to include the historical audited and unaudited financial statements of University Health Care, Inc. and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

This filing includes the consolidated financial statements as of and for the nine months ended September 30, 2019.  These financial results for this period were impacted by rate and cost dynamics during the first half of 2019 that lowered Passport’s overall income for the year.  During the third and fourth quarters of 2019, Passport recorded a positive operating margin and had a positive net income for the year ended December 31, 2019.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The consent of MCM CPAs & Advisors LLP, University Health Care, Inc.'s independent auditors, is attached as Exhibit 23.1 to this amendment. The unaudited financial statements of University Health Care, Inc. as of and for the nine months ended September 30, 2019 and 2018, are filed herewith as Exhibit 99.2 to this amendment and hereby are incorporated by reference into this Item 9.01(a). The audited financial statements of University Health Care, Inc. as of and for the years ended December 31, 2018 and 2017 and as of and for the years ended December 31, 2017 and 2016 are filed herewith as Exhibits 99.3 and 99.4 to this amendment and hereby are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma combined balance sheet as September 30, 2019, and its unaudited pro forma combined statements of operations for the nine months ended September 30, 2019 and the fiscal year ended December 31, 2018, and the notes related thereto, are filed as Exhibit 99.1 to this amendment and hereby are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit Number	Description
23.1	Consent of MCM CPAs & Advisors LLP, Independent Auditors of University Health Care, Inc.

99.1
Unaudited pro forma combined financial information of the Company and University Health Care, Inc., for the year ended December 31, 2018, and as of September 30, 2019, and for the nine months ended September 30, 2019

99.2	Unaudited financial statements of University Health Care, Inc. as of September 30, 2019, and for the nine months ended September 30, 2019 and 2018

99.3	Audited consolidated financial statements of University Health Care, Inc. and subsidiaries as of and for the years ended December 31, 2018 and 2017

99.4	Audited consolidated financial statements of University Health Care, Inc. and subsidiaries as of and for the years ended December 31, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVOLENT HEALTH, INC.
By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Dated: February 28, 2020